                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 29, 2001
                                                         -------------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                  1-4174              73-0569878
         ---------------           ---------------     -------------------
         (State or other             (Commission        (I.R.S. Employer
         jurisdiction of             File Number)      Identification No.)
         incorporation)



       One Williams Center, Tulsa, Oklahoma                    74172
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)




                                       1
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Item 5. Other Events.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 7. Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99 Copy of Williams' press release dated November 29, 2001, publicly announcing the matters reported herein.


                                THE WILLIAMS COMPANIES, INC.


Date: November 29, 2001         /s/ WILLIAM G. VON GLAHN
                                ------------------------------------------------
                                Name:  William G. von Glahn
                                Title: Senior Vice President and General Counsel



                                       2
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99                Copy of Williams' press release dated November 29, 2001,
                  publicly announcing the matters reported herein.